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                                                                    EXHIBIT 23.2


We consent to the reference to our firm under the caption "Experts" and to the use of our reports dated December 17, 2002, in the Registration Statement (Form SB-2 No 333-101453) and related Prospectus of Probex Corp.



                                                           /s/ Ernst & Young LLP




Dallas, Texas
December 26, 2002